UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2023

Coya Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41583	85-4017781
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5850 San Felipe St., Suite 500
Houston, Texas		77057
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 800 587-8170

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	COYA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On January 25, 2023, Coya Therapeutics, Inc. (the “Company”) sold an additional 237,804 shares of common stock, par value $0.0001 per share (“Common Stock”), and accompanying warrants to purchase up to 145,000 shares of common stock (“Warrants”) upon the underwriters’ exercise in part of their over-allotment option (the “Over-Allotment Option”) in connection with the Company’s previously disclosed initial public offering that initially closed on January 3, 2023 (the “Offering”). The sale of the shares of Common Stock and accompanying Warrants closed on January 25, 2023.

After giving effect to the partial exercise of the Over-Allotment Option, the Company has issued and sold a total of 3,287,804 shares of Common Stock and accompanying Warrants to purchase up to 1,670,000 shares of common stock in the offering, for total gross proceeds of approximately $16.4 million, before deducting underwriting discounts and commissions and offering expenses paid by the Company.

The Offering was conducted pursuant to the Company’s registration statement on Form S-1 (File No. 333-268482), filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, which became effective on December 28, 2022.

Under the terms of the Underwriting Agreement previously entered into by the Company and the underwriters, upon the sale of the shares of common stock and accompanying warrants upon the exercise of the Over-Allotment Option, the Company issued to the underwriters an additional five-year warrant to purchase up to 16,646 shares of Common Stock at an exercise price of $6.25 per share in the same form as the warrant issued to the Underwriters upon the initial closing of the Offering.

Chardan Capital Markets, LLC and Newbridge Securities Corporation acted as joint book-running managers for the offering. Joseph Gunnar & Co., LLC acted as a co-manager for the offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COYA THERAPEUTICS, INC.

Date:	January 25, 2023	By:	/s/ Howard Berman
		Name: Title:	Howard Berman Chief Financial Officer